Exhibit 99.2

SUPPLEMENTAL INFORMATION

Quarter ended June 30, 2016

INTRODUCTION

Background

Seritage Growth Properties (NYSE: SRG) (the “Company”) is a fully-integrated, self-administered and self-managed retail REIT with interests in 235 wholly-owned properties and 31 joint venture properties totaling over 42 million square feet of gross leasable area (“GLA”) across 49 states and Puerto Rico. Pursuant to a master lease (the “Master Lease”), 221 of the Company’s wholly-owned properties are leased to Sears Holdings Corporation (“Sears Holdings”) and are operated under either the Sears or Kmart brand. The Master Lease provides the Company with the right to recapture certain space from Sears Holdings at each property for retenanting or redevelopment purposes. At several properties, third-party tenants under direct leases occupy a portion of leasable space alongside Sears and Kmart, and 14 properties are leased entirely to third parties. The Company also owns 50% interests in 31 properties through joint venture investments with General Growth Properties, Inc. (NYSE: GGP), Simon Property Group Inc. (NYSE: SPG), and The Macerich Company (NYSE: MAC). A substantial majority of the space at the Company’s joint venture properties is also leased to Sears Holdings under master lease agreements (the “JV Master Leases”) that provide for similar recapture rights as the Master Lease governing the Company’s wholly-owned properties.

On June 11, 2015, Sears Holdings effected a rights offering (the “Rights Offering”) to Sears Holdings stockholders to purchase common shares of Seritage in order to fund, in part, the $2.7 billion acquisition of 234 of Sears Holdings’ owned properties and one of its ground leased properties (the “Wholly Owned Properties”), as well as its 50% interests in three joint ventures that collectively own 28 properties, ground lease one property and lease two properties (collectively, the “JV Properties”) (collectively, the “Transaction”). The Rights Offering ended on July 2, 2015, and the Company’s Class A common shares were listed on the New York Stock Exchange on July 6, 2015.

On July 7, 2015, the Company completed the Transaction with Sears Holdings and commenced operations. The Company’s only operations prior to the completion of the Rights Offering and Transaction were those incidental to the completion of such activities.

General Information

Unless the context indicates otherwise, references in this supplemental information package (the “Supplemental”) to “Seritage Growth,” “Seritage,” the “Company,” or “SRG” refer to Seritage Growth Properties and its subsidiaries. Additionally, where reference is made to “GAAP”, this refers to accounting principles generally accepted in the United States.

i

TABLE OF CONTENTS

SERITAGE GROWTH PROPERTIES

SUPPLEMENTAL INFORMATION

QUARTER ENDED JUNE 30, 2016

ii

COMPANY INFORMATION

Company Contacts
Benjamin Schall	President and Chief Executive Officer
Brian Dickman	EVP and Chief Financial Officer
Matthew Fernand	EVP and General Counsel
James Bry	EVP, Development and Construction
Mary Rottler	EVP, Leasing and Operations
ir@seritage.com	Investor Relations and Communications	646.277.1268

Summary Information

June 30, 2016

(In thousands, except per share, PSF and ratio amounts)

Financial Results	Three Months Ended June 30, 2016	Six Months Ended June 30, 2016
Net loss (page 3)	$(7,117)	$(15,452)
Total NOI (page 5)	47,182	93,695
FFO (page 7)	30,180	59,721
Company FFO (page 7)	32,068	64,653
Net loss per share (page 3)	$(0.23)	$(0.49)
FFO per diluted share (page 7)	0.54	1.07
Company FFO per diluted share (page7)	0.58	1.16
Stock trading price range	$42.91 to $56.47	$37.51 to $56.47

As of
Portfolio Data (page 10)	June 30, 2016
Number of properties	266
Gross leasable area (total / at share)	42,394 / 39,670
Percentage leased (total / at share)	99.3% / 99.3%

	As of June 30, 2016
Tenant	Annual Base Rent	% of Total Annual Base Rent	Annual Base Rent PSF
Sears Holdings	$150,997	70.7%	$4.30
In-Place third-party leases	38,779	18.2%	11.98
Signed but not yet open leases (“SNO leases”)	23,793	11.1%	22.79

Total	$213,569	100.0%	$5.42

Financial Ratios (page 4)	As of June 30, 2016
Total debt to total market capitalization	29.5%
Net debt to adjusted EBITDA	5.4x
Adjusted EBITDA to cash interest expense	3.3x

CONSOLIDATED FINANCIAL STATEMENTS

Consolidated Balance Sheet

June 30, 2016

(In thousands, except share and per share amounts)

	June 30, 2016	December 31, 2015
ASSETS
Investment in real estate
Land	$840,563	$840,563
Buildings and improvements	829,227	814,652
Accumulated depreciation	(61,124)	(29,076)

	1,608,666	1,626,139
Construction in progress	34,605	13,136

Net investment in real estate	1,643,271	1,639,275
Investment in unconsolidated joint ventures	421,857	427,052
Cash and cash equivalents	63,650	62,867
Restricted cash	87,040	92,475
Tenant and other receivables, net	17,148	9,772
Lease intangible assets, net	533,537	578,795
Prepaid expenses, deferred expenses and other assets, net	8,512	23,123

Total assets	$2,775,015	$2,833,359

LIABILITIES AND EQUITY
Liabilities
Mortgage loans payable, net	$1,145,096	$1,142,422
Accounts payable, accrued expenses and other liabilities	114,492	120,860

Total liabilities	1,259,588	1,263,282

Commitments and contingencies
Shareholders’ Equity
Class A shares $0.01 par value; 100,000,000 shares authorized; 25,827,692 and 24,817,842 shares issued and outstanding, respectively	258	248
Class B shares $0.01 par value; 5,000,000 shares authorized; 1,589,020 shares issued and outstanding	16	16
Class C shares $0.01 par value; 50,000,000 shares authorized; 5,763,335 and 6,773,185 shares issued and outstanding, respectively	58	68
Additional paid-in capital	925,042	924,508
Accumulated deficit	(69,414)	(38,145)

Total shareholders’ equity	855,960	886,695
Non-controlling interests	659,467	683,382

Total equity	1,515,427	1,570,077

Total liabilities and equity	$2,775,015	$2,833,359

CONSOLIDATED FINANCIAL STATEMENTS

Consolidated Statements of Operations

June 30, 2016

(In thousands, except per share amounts)

	Three Months Ended	Six Months Ended
	June 30, 2016	June 30, 2016
REVENUE
Rental income	$45,927	$91,153
Tenant reimbursements	15,940	33,718

Total revenue	61,867	124,871

EXPENSES
Property operating	5,553	12,671
Real estate taxes	11,667	23,136
Depreciation and amortization	37,324	76,833
General and administrative	4,413	8,852
Allowance for doubtful accounts	145	145
Acquisition-related expenses	—	73

Total expenses	59,102	121,710

Operating income	2,765	3,161
Equity in income of unconsolidated joint ventures	912	2,998
Interest and other income	59	119
Interest expense	(15,636)	(31,366)
Unrealized loss on interest rate cap	(480)	(1,851)

Loss before income taxes	(12,380)	(26,939)
Provision for income taxes	(185)	(340)

Net loss	(12,565)	(27,279)
Net loss attributable to non-controlling interests	5,448	11,827

Net loss attributable to common shareholders	$(7,117)	$(15,452)

Net loss per share attributable to Class A and Class C common shareholders—Basic and diluted (1)	$(0.23)	$(0.49)

Weighted average Class A and Class C common shares outstanding—Basic and diluted (1)	31,391	31,391

(1)	Earnings per share is not presented for Class B shareholders as they do not have economic rights.

SUPPLEMENTAL FINANCIAL INFORMATION

Market Capitalization and Debt Ratios

June 30, 2016

(In thousands, except per share and ratio amounts)

	As of		As of
Equity Market Capitalization	June 30, 2016		December 31, 2015
Class A common shares outstanding	25,828		24,818
Class C common shares outstanding	5,763		6,773
OP units outstanding	24,176		24,176

Total shares & units outstanding	55,767		55,767
Share Price	$49.84		$40.22

Equity market capitalization	$2,779,427		$2,242,949

Total Market Capitalization
Equity market capitalization	$2,779,427		$2,242,949
Total debt	1,161,196		1,161,196

Total market capitalization	$3,940,623		$3,404,145

	As of		As of
Leverage Ratios	June 30, 2016		December 31, 2015
Total debt to total market capitalization	29.5%		34.1%
Total debt	$1,161,196		$1,161,196
Cash and cash equivalents	(63,650)		(62,867)
Restricted cash	(87,040)		(92,475)

Net Debt	$1,010,506		$1,005,854

Net debt to adjusted EBITDA (1)	5.4	x	5.3	x
Gross real estate investments	$2,300,617		$2,264,573
Investment in unconsolidated joint ventures	421,857		427,052

Total real estate investments	$2,722,474		$2,691,625

Net debt to total real estate investments	37.1%		37.4%

Coverage Ratio	Three Months Ended June 30, 2016		Six Months Ended June 30, 2016
Interest expense	$15,636		$31,366
Amortization of deferred financing costs	(1,340)		(2,680)

Cash interest expense	$14,296		$28,686

Adjusted EBITDA to cash interest expense	3.3	x	3.3	x

(1)	Adjusted EBITDA for the period has been annualized for purposes of calculating net debt to Adjusted EBITDA.

SUPPLEMENTAL FINANCIAL INFORMATION

Total Net Operating Income

June 30, 2016

(In thousands)

	Three Months Ended	Six Months Ended
Total NOI	June 30, 2016	June 30, 2016
REVENUE
Rental income	$45,927	$91,153
Tenant reimbursements	15,940	33,718

Total revenue	61,867	124,871
EXPENSES
Property operating	5,553	12,671
Real estate taxes	11,667	23,136
Allowance for doubtful accounts	145	145

Total expenses	17,365	35,952

NOI from consolidated properties	44,502	88,919
NOI from unconsolidated joint ventures	6,559	13,626

Total NOI before GAAP adjustments	51,061	102,545
Straight-line rental income (1)	(3,755)	(8,426)
Above/below market rental income/expense (1)	(124)	(424)

Total NOI	$47,182	$93,695

Reconciliation of Net Loss to NOI
Net loss	$(12,565)	$(27,279)
Depreciation and amortization	37,324	76,833
General and administrative	4,413	8,852
Acquisition-related expenses	—	73
Equity in income of unconsolidated joint ventures	(912)	(2,998)
Interest and other income	(59)	(119)
Interest expense	15,636	31,366
Unrealized loss on interest rate cap	480	1,851
Provision for income taxes	185	340

NOI	$44,502	$88,919

Total NOI
NOI	$44,502	$88,919
NOI from unconsolidated joint ventures	6,559	13,626
Straight-line rent adjustment (1)	(3,755)	(8,426)
Above/below market rental income/expense (1)	(124)	(424)

Total NOI	$47,182	$93,695

(1)	Includes adjustments for unconsolidated joint ventures.

SUPPLEMENTAL FINANCIAL INFORMATION

EBITDA and Adjusted EBITDA

June 30, 2016

(In thousands)

	Three Months Ended	Six Months Ended
	June 30, 2016	June 30, 2016
Reconciliation of Net Loss to EBITDA
Net loss	$(12,565)	$(27,279)
Depreciation and amortization	37,324	76,833
Depreciation and amortization (unconsolidated joint ventures)	5,592	10,462
Interest expense	15,636	31,366
Provision for income and other taxes	185	340

EBITDA	$46,172	$91,722

Adjusted EBITDA
EBITDA	$46,172	$91,722
Unrealized loss on interest rate cap	480	1,851
Acquisition-related expenses	—	73
Up-front hiring and personnel costs	68	328

Adjusted EBITDA	$46,720	$93,974

SUPPLEMENTAL FINANCIAL INFORMATION

Funds from Operations and Company FFO

June 30, 2016

(In thousands, except per share amounts)

	Three Months Ended	Six Months Ended
	June 30, 2016	June 30, 2016
Reconciliation of Net Loss to Funds from Operations (“FFO”)
Net loss	$(12,565)	$(27,279)
Real estate depreciation and amortization (consolidated properties)	37,153	76,538
Real estate depreciation and amortization (unconsolidated joint ventures)	5,592	10,462

FFO attributable to common shareholders and unitholders	$30,180	$59,721

FFO per diluted common share and unit	$0.54	$1.07

Company FFO
Funds from Operations	$30,180	$59,721
Unrealized loss on interest rate cap	480	1,851
Amortization of deferred financing costs	1,340	2,680
Acquisition-related expenses	—	73
Up-front hiring and personnel costs	68	328

Company FFO attributable to common shareholders and unitholders	$32,068	$64,653

Company FFO per diluted common share and unit	$0.58	$1.16

Weighted Average Common Shares and Units
Weighted average common shares outstanding	31,391	31,391
Weighted average OP units outstanding	24,176	24,176

Weighted average common shares and units outstanding	55,567	55,567

SUPPLEMENTAL FINANCIAL INFORMATION

Additional Information

June 30, 2016

(In thousands)

	As of	As of
	June 30, 2016	December 31, 2015
Debt Summary
Mortgage notes payable	$1,161,000	$1,161,000
Interest rate	LIBOR + 465	LIBOR + 465
Maturity	July 2019	July 2019
Extension options (subject to terms and conditions)	(2) one-year extensions	(2) one-year extensions
Restricted Cash
Reserve for property operating expenses	$33,377	$38,511
Reserve for acquired redevelopment projects / capital expenditures	18,127	28,701
Prepaid rent	14,292	2,646
Reserve for environmental remediation	12,040	12,039
Reserve for deferred maintenance	9,204	10,578

Total restricted cash	$87,040	$92,475

Prepaid Expenses, Deferred Expenses and Other Assets
FF&E	$4,651	$2,572
Deferred expenses and other	3,333	1,937
Prepaid insurance	278	3,794
Interest rate cap	250	2,101
Escrowed recapture fees	—	12,719

Total prepaid expenses, deferred expenses and other assets	$8,512	$23,123

Accounts Payable, Accrued Expenses and Other Liabilities
Accrued real estate taxes	$27,280	$25,333
Below-market leases	17,889	18,986
Accounts payable and accrued expenses	17,459	13,793
Prepaid rent	14,050	1,331
Dividends payable	14,059	27,894
Environmental reserve	11,824	11,824
Deferred maintenance	9,287	10,281
Accrued interest	2,644	2,748
Sears Holdings payable	—	8,670

Total accounts payable, accrued expenses and other liabilities	$114,492	$120,860

SUPPLEMENTAL FINANCIAL INFORMATION

Additional Information (cont’d)

June 30, 2016

(In thousands)

	Three Months Ended	Six Months Ended
	June 30, 2016	June 30, 2016
Select Non-Cash Items
Straight-line rental income
Wholly Owned Properties	$3,823	$8,227
JV Properties	(68)	199

Total	$3,755	$8,426

Amortization of above/below market rental income/expense
Wholly Owned Properties	$87	$329
JV Properties	37	95

Total	$124	$424

Amortization of deferred financing costs	$(1,340)	$(2,680)
Stock-based compensation expense	(267)	(534)
Capital Expenditures
Development and redevelopment costs	$14,639	$21,249
Tenant improvements and allowances	1,859	3,759
Maintenance capital expenditures	—	—
Leasing commissions	247	444

Total capital expenditures	$16,745	$25,452

	Three Months Ended	Six Months Ended
	June 30, 2016	June 30, 2016
Dividends
Dividends per Class A and Class C common share	$0.25	$0.50
Declaration date	May 3, 2016
Record date	June 30, 2016
Payment date	July 14, 2016

PROPERTY INFORMATION

Portfolio Overview

June 30, 2016

(In thousands, except number of properties/leases and PSF amounts)

Portfolio Summary

The following table provides a summary of the Company’s portfolio, including JV Properties presented at the Company’s proportional share, as of June 30, 2016:

	Wholly Owned	Joint Venture	Seritage
	Properties	Properties	Total
Number of properties	235	31	266
Total GLA	36,945	5,449	42,394
At share	36,945	2,725	39,670
Leased GLA	36,660	5,449	42,109
At share	36,660	2,725	39,385
Percentage leased	99.2%	100.0%	99.3%
At share	99.2%	100.0%	99.3%

Annual Base Rent Summary

The following table provides a summary of annual base rent for the portfolio, including JV Properties presented at the Company’s proportional share, based on signed leases as of June 30, 2016:

	Number of	Leased	% of Total	Annual	% of Total	Annual Base
Tenant	Leases	GLA	Leased GLA	Base Rent	Annual Base Rent	Rent PSF
Sears Holdings (1)	252	35,105	89.1%	$150,997	70.7%	$4.30
In-place third-party leases	239	3,236	8.2%	38,779	18.2%	11.98
SNO third-party leases	46	1,044	2.7%	23,793	11.1%	22.79

Sub-total third-party leases	285	4,280	10.9%	62,572	29.3%	14.62

Total	537	39,385	100.0%	$213,569	100.0%	$5.42

(1)	Leases reflects number of properties subject to the Master Lease and JV Master Leases.

PROPERTY INFORMATION

Portfolio Overview (cont’d)

June 30, 2016

(In thousands, except number of properties/leases and PSF amounts)

Geographic Summary

The following table sets forth information regarding the geographic diversification of the portfolio, including JV Properties presented at the Company’s proportional share, based on signed leases as of June 30, 2016:

	Number of	Annual	% of Total	Annual Base
State	Properties	Base Rent	Annual Base Rent	Rent PSF
California	43	$40,455	18.9%	$5.93
Florida	27	25,155	11.8%	5.96
New York	12	12,957	6.1%	6.50
Texas	17	12,669	5.9%	4.84
Illinois	12	9,124	4.3%	4.05
New Jersey	7	8,876	4.2%	8.08
Pennsylvania	8	8,413	3.9%	9.33
Virginia	6	7,843	3.7%	6.42
Michigan	10	6,576	3.1%	3.55
Puerto Rico	6	6,231	2.9%	6.92

Total Top 10	148	$138,299	64.8%	$5.79
Other (1)	118	75,270	35.2%	4.86

Total	266	$213,569	100.0%	$5.42

(1)	Includes 40 states

Tenant Summary

The following table lists the top tenants in the portfolio, including JV Properties presented at the Company’s proportional share, based on signed leases as of June 30, 2016:

	Number of	Annual	% of Total
Tenant	Leases	Base Rent	Annual Base Rent
Sears Holdings (1)	252	$150,997	70.7%
Lands’ End (2)	73	7,060	3.3%
Primark	5	5,544	2.6%
Nordstrom Rack	6	4,388	2.1%
Dave & Busters	3	4,247	2.0%
At Home	5	2,732	1.3%
Burlington Stores	4	2,709	1.3%
Dick’s Sporting Goods	2	2,592	1.2%
BJ’s Brewhouse	5	1,218	0.6%

(1)	Leases reflects number of properties subject to the Master Lease and JV Master Leases.
(2)	Lease agreements between Sears Holdings and Lands’ End were retained as a sublease under the Master Lease. However, Sears Holdings pays the Company additional rent under the Master Lease (in lieu of base rent attributable to the Lands’ End space leased to Sears Holdings under the Master Lease) an amount equal to rent payments (including expenses) required to be made by Lands’ End under the Lands’ End leases.

PROPERTY INFORMATION

Portfolio Overview (cont’d)

June 30, 2016

(In thousands, except number of properties and PSF amounts)

Retail Property Type

As of June 30, 2016, the portfolio included 133 properties attached to regional malls and 133 shopping center or freestanding properties. The following table provides a summary of the portfolio, including JV Properties presented at the Company’s proportional share, based on these property types and signed leases as of June 30, 2016:

	Number of	Leased	Annual	Annual Base
Property Type (1)	Properties	GLA	Base Rent	Rent PSF	Occupancy
Mall	133	21,565	$126,132	$5.85	100.0%
Shopping Center	133	17,820	87,437	4.91	98.4%

Total	266	39,385	$213,569	$5.42	99.3%

(1)	Company classification. Mall properties are attached to regional malls; Shopping Center properties include properties attached to, within or adjacent to neighborhood shopping or power centers, as well as freestanding properties.

PROPERTY INFORMATION

Signed Not Yet Open Leases (“SNO Leases”)

June 30, 2016

(In thousands, except PSF amounts)

SNO Lease Summary

The table below provides a summary of the Company’s SNO leases from March 31, 2016 to June 30, 2016, including JV Properties presented at the Company’s proportional share:

			Total		Incremental (1)
	Number of		Annual	Annual Base	Annual	Annual Base
	SNO Leases	GLA	Base Rent	Rent PSF	Base Rent	Rent PSF
As of March 31, 2016	35	785	$18,813	$23.97	$8,683	$25.23
Opened	(4)	(161)	(2,245)	13.94
Signed	15	420	7,225	17.20	5,075	14.34

As of June 30, 2016	46	1,044	$23,793	$22.79	$13,758	$19.46

(1)	Reflects incremental rent for new tenants over that paid by Sears Holdings on a same space basis.

SNO Lease Detail

Below is a list of the Company’s SNO Leases as of June 30, 2016, including JV Properties presented at the Company’s proportional share:

			Annual	Annual Base
Property	Tenant(s)	GLA	Base Rent	Rent PSF
Orlando, FL	Floor & Décor, Orchard Supply Hardware	100
Honolulu, HI	Long’s Drugs (CVS), PetSmart, Ross Dress for Less	76
Braintree, MA	Nordstrom Rack, Saks Off 5th	69
Memphis, TN	Nordstrom Rack, Ulta Beauty	43
Multiple (4 locations)	Burlington Stores	193
Multiple (3 locations)	Dave & Busters	119
Rehoboth, DE	PetSmart	19
San Diego, CA	Williams-Sonoma	16
Hialeah, FL	Forever 21	13
King of Prussia, PA (auto center)	Outback Steakhouse, Yard House	20
Carson, CA (auto center)	Applebee’s, Chick-Fil-A, Chipotle, Jersey Mike’s, Smash Burger	14
San Antonio, TX (auto center)	Jared the Galleria of Jewelry, Orvis	11
Multiple (5 locations)	BJ’s Brewhouse	38
Other (Wholly Owned Properties)	Various	157
Other (JV Properties)	Various	151

Seritage Total (at share)		1,044	$23,793	$22.79

PROPERTY INFORMATION

Redevelopment Projects

June 30, 2016

(In thousands)

The table below summarizes the Company’s pipeline of retenanting and redevelopment projects, including those initiated subsequent to June 30, 2016:

(dollars in thousands)
Property	Description	Total Project Square Feet	Total Estimated Dvlpmnt. Cost (1)	Total Estimated Project Cost (1)	Estimated Construction Start	Estimated Substantial Completion
King of Prussia, PA	Repurpose of former auto center space for Outback Steakhouse, Yard House and small shop retail	29,100	$3,900	$3,900	Underway	Q4 2016
Braintree, MA	100% recapture; redevelopment of existing building to be anchored by Nordstrom Rack and Saks Off 5th	90,000	11,700	12,100	Underway	Q4 2016
Honolulu, HI	100% recapture; redevelopment of existing building for Longs Drugs (CVS), PetSmart and Ross Dress for Less	79,000	8,500	19,700	Underway	Q2 2017
San Antonio, TX	Recapture and repurpose auto center space for Orvis, Jared’s Jeweler and small shop retail	18,900	3,300	3,300	Underway	Q2 2017
Memphis, TN	100% recapture; demolish and construct new buildings for Nordstrom Rack, Ulta Beauty additional junior anchors, small shop retail and restaurants	135,200	24,100	25,200	Underway	Q3 2017
Ft. Wayne, IN	Site densification; new outparcel for BJ’s Brewhouse	7,600	1,100	1,100	Q4 2016	Q2 2017
Albany, NY	Recapture and repurpose auto center space for BJ’s Brewhouse and additional restaurants	28,000	5,700	5,700	Q4 2016	Q3 2017
Bowie, MD	Recapture and repurpose auto center space for BJ’s Brewhouse	8,200	1,900	1,900	Q4 2016	Q3 2017
Hagerstown, MD	Recapture and repurpose auto center space for BJ’s Brewhouse and additional restaurants	15,400	2,700	2,700	Q4 2016	Q4 2017
Wayne, NJ	Partial recapture; redevelopment of existing store to be anchored by Dave & Busters, additional junior anchors and restaurants	111,300	21,100	21,100	Q1 2017	Q4 2017
Fairfax, VA	Partial recapture; redevelopment of existing store and attached auto center for Dave & Busters, additional junior anchors and restaurants	110,300	18,600	18,600	Q1 2017	Q4 2017
Madison, WI	Partial recapture; redevelopment of existing store for Dave & Busters, additional junior anchors, small shop retail and restaurants	75,300	14,200	14,200	Q1 2017	Q4 2017
West Jordan, UT	Partial recapture; redevelopment of existing store and attached auto center for Burlington Stores and small shop retail	81,400	10,800	10,800	Q1 2017	Q4 2017
North Hollywood, CA	Partial recapture; redevelopment of existing store for Burlington Stores and additional retail	79,800	12,300	12,300	Q2 2017	Q1 2018
Orlando, FL	100% recapture; redevelopment of existing building to be anchored by Floor & Décor and Orchard Supply Hardware	139,200	19,600	19,900	Q2 2017	Q2 2018

Total		1,008,700	$159,500	$172,500

	Projected Annual Income (2)			Incremental
	Total	Existing	Incremental	Yield on Cost (3)
Total redevelopment projects	$30,100	$8,800	$21,300	12.0% - 13.0%

(1)	Total estimated development costs exclude, and total estimated project costs include, termination fees to recapture 100% of certain properties.
(2)	Projected annual income includes assumptions on stabilized rents to be achieved for space under redevelopment. There can be no assurance that stabilized rent targets will be achieved.
(3)	Projected incremental annual income divided by total estimated project costs.

PROPERTY INFORMATION

Joint Venture Properties

June 30, 2016

(In thousands)

GGP Joint Venture

				Recapture	Total
	Mall Name	City	State	Rights (1)	GLA	Leased (2)
1	Coronado Center	Albuquerque (3)	NM	50%	83,300	100.0%
2	Valley Plaza Mall	Bakersfield (3)	CA	50%	102,100	100.0%
3	The Mall in Columbia	Columbia	MD	50%	74,500	100.0%
4	Stonebriar Centre	Frisco	TX	50%	81,500	100.0%
5	Alderwood	Lynnwood	WA	50%	88,800	100.0%
6	Ridgedale Center	Minnetonka	MN	50%	102,500	100.0%
7	Natick Collection	Natick (4)	MA	50%	95,300	100.0%
8	Sooner Mall	Norman (4)	OK	50%	33,400	100.0%
9	Oakbrook Center	Oak Brook	IL	50%	157,000	100.0%
10	Paramus Park	Paramus	NJ	50%	96,200	100.0%
11	Pembroke Lakes Mall	Pembroke Pines (3)(4)	FL	50%	72,100	100.0%
12	Staten Island Mall	Staten Island (3)	NY	50%	94,400	100.0%

(1)	Properties with 50% recapture rights are subject to the joint venture’s right to recapture approximately 50% of the space within a store (subject to certain exceptions). In addition, the joint venture has the right to recapture any automotive care centers which are free-standing or attached as “appendages” to the stores and all outparcels or outlots, as well as certain portions of parking areas and common areas
(2)	Based on signed leases as of June 30, 2016; GLA presented at the Company’s proportional share.
(3)	The joint venture submitted a recapture notice for this property prior to the quarter ended June 30, 2016.
(4)	Property is subject to a lease or ground lease agreement.

Simon Joint Venture

				Recapture	Total
	Mall Name	City	State	Rights (1)	GLA	Leased (2)
1	Briarwood	Ann Arbor	MI	50%	85,300	100.0%
2	Barton Creek Square	Austin	TX	50%	82,300	100.0%
3	Brea Mall	Brea	CA	50%	84,100	100.0%
4	Burlington Mall	Burlington	MA	50%	135,600	100.0%
5	Midland Park Mall	Midland	TX	50%	58,300	100.0%
6	The Shops at Nanuet	Nanuet	NY	50%	110,700	100.0%
7	Ross Park Mall	Pittsburgh	PA	50%	88,300	100.0%
8	Santa Rosa Plaza	Santa Rosa	CA	50%	82,700	100.0%
9	Ocean County Mall	Toms River	NJ	50%	54,600	100.0%
10	Woodland Hills Mall	Tulsa	OK	50%	75,100	100.0%

(1)	Properties with 50% recapture rights are subject to the joint venture’s right to recapture approximately 50% of the space within a store (subject to certain exceptions). In addition, the joint venture has the right to recapture any automotive care centers which are free-standing or attached as “appendages” to the stores and all outparcels or outlots, as well as certain portions of parking areas and common areas
(2)	Based on signed leases as of June 30, 2016; GLA presented at the Company’s proportional share.

PROPERTY INFORMATION

Joint Venture Properties (cont’d)

June 30, 2016

(In thousands)

Macerich Joint Venture

				Recapture	Total
	Mall Name	City	State	Rights (1)	GLA	Leased (2)
1	Los Cerritos Center	Cerritos	CA	50%	138,800	100.0%
2	Chandler Fashion Center	Chandler	AZ	50%	70,800	100.0%
3	Danbury Fair	Danbury	CT	50%	89,200	100.0%
4	Deptford Mall	Deptford	NJ	50%	95,900	100.0%
5	Freehold Raceway Mall	Freehold	NJ	50%	69,700	100.0%
6	Arrowhead Towne Center	Glendale	AZ	50%	62,500	100.0%
7	South Plains Mall	Lubbock	TX	50%	75,300	100.0%
8	Vintage Faire Mall	Modesto	CA	50%	74,300	100.0%
9	Washington Square Mall	Portland	OR	50%	110,000	100.0%

(1)	Properties with 50% recapture rights are subject to the joint venture’s right to recapture approximately 50% of the space within a store (subject to certain exceptions). In addition, the joint venture has the right to recapture any automotive care centers which are free-standing or attached as “appendages” to the stores and all outparcels or outlots, as well as certain portions of parking areas and common areas
(2)	Based on signed leases as of June 30, 2016; GLA presented at the Company’s proportional share.

PROPERTY INFORMATION

Wholly Owned Properties

June 30, 2016

					Sears or	Recapture	Total		Land
	Property Address	City	State	Property Type (1)	Kmart	Rights (2)(3)	GLA	Leased (4)	Acres
1	700 East Northern Lights Boulevard	Anchorage	AK	Shopping Center	Sears	100%	257,900	95.8%	26
2	1731 2nd Avenue Southwest	Cullman	AL	Shopping Center	Kmart	50%	98,500	100.0%	6
3	3930 McCain Boulevard	North Little Rock	AR	Mall	Sears	50%	185,700	100.0%	15
4	2821 East Main Street	Russellville	AR	Shopping Center	Kmart	50%	88,000	100.0%	7
5	4800 North US Highway 89	Flagstaff	AZ	Mall	Sears	50%	66,200	100.0%	7
6	6515 East Southern Avenue	Mesa	AZ	Mall	Sears	50%	121,900	100.0%	11
7	10140 North 91st Avenue	Peoria	AZ	Shopping Center	n/a	n/a	104,400	100.0%	10
8	7611 West Thomas Road	Phoenix	AZ	Mall	Sears	50%	144,200	100.0%	10
9	12025 North 32nd Street	Phoenix	AZ	Shopping Center	n/a	n/a	151,200	100.0%	11
10	3400 Gateway Boulevard	Prescott	AZ	Mall	Sears	50%	102,300	100.0%	10
11	2250 El Mercado Loop	Sierra Vista	AZ	Mall	Sears	50%	94,700	100.0%	7
12	2011 East Fry Boulevard	Sierra Vista	AZ	Shopping Center	Kmart	50%	86,100	100.0%	12
13	5950 East Broadway Boulevard	Tucson	AZ	Mall	Sears	50%	250,100	100.0%	20
14	3150 South 4th Avenue	Yuma	AZ	Shopping Center	Sears	50%	90,400	100.0%	14
15	3625 East 18th Street	Antioch	CA	Shopping Center	Kmart	50%	95,200	100.0%	7
16	42126 Big Bear Boulevard	Big Bear Lake	CA	Shopping Center	Kmart	50%	80,400	95.4%	8
17	20700 South Avalon Boulevard	Carson	CA	Mall	Sears	50%	181,200	100.0%	13
18	565 Broadway	Chula Vista	CA	Mall	Sears	50%	250,100	100.0%	16
19	5900 Sunrise Mall	Citrus Heights	CA	Mall	Sears	50%	289,500	100.0%	22
20	912 County Line Road	Delano	CA	Shopping Center	Kmart	50%	86,100	100.0%	6
21	575 Fletcher Parkway	El Cajon	CA	Mall	Sears	50%	286,500	100.0%	22
22	3751 South Dogwood Road	El Centro	CA	Mall	Sears	50%	139,700	100.0%	14
23	1420 Travis Boulevard	Fairfield	CA	Mall	Sears	50%	164,100	100.0%	9
24	5901 Florin Road	Florin	CA	Shopping Center	Sears	50%	272,700	100.0%	20
25	3636 North Blackstone Avenue	Fresno	CA	Shopping Center	Sears	50%	217,600	100.0%	13
26	1500 Anna Sparks Way	McKinleyville	CA	Shopping Center	Kmart	50%	94,800	100.0%	8
27	1011 West Olive Avenue	Merced	CA	Shopping Center	Sears	50%	92,600	100.0%	10

PROPERTY INFORMATION

Wholly Owned Properties

June 30, 2016

					Sears or	Recapture	Total		Land
	Property Address	City	State	Property Type (1)	Kmart	Rights (2)(3)	GLA	Leased (4)	Acres
28	5080 East Montclair Plaza Lane	Montclair	CA	Mall	Sears	50%	174,700	100.0%	3
29	22550 Town Circle	Moreno Valley	CA	Mall	Sears	50%	169,400	100.0%	11
30	6000 Mowry Avenue	Newark	CA	Mall	Sears	50%	145,800	100.0%	10
31	12121 Victory Boulevard (7)	North Hollywood	CA	Shopping Center	Sears	50%	151,000	100.0%	4
32	9301 Tampa Avenue	Northridge	CA	Mall	Sears	50%	291,800	100.0%	15
33	72880 Highway 111	Palm Desert	CA	Mall	Sears	50%	151,500	100.0%	8
34	1855 Main Street	Ramona	CA	Shopping Center	Kmart	50%	107,600	94.5%	10
35	5261 Arlington Avenue	Riverside	CA	Shopping Center	Sears	50%	214,200	100.0%	19
36	3001 Iowa Avenue	Riverside	CA	Shopping Center	Kmart	50%	132,600	100.0%	13
37	1191 Galleria Boulevard	Roseville	CA	Mall	Sears	50%	139,000	100.0%	9
38	1700 North Main Street	Salinas	CA	Mall	Sears	50%	133,000	100.0%	10
39	100 Inland Center	San Bernardino	CA	Mall	Sears	100%	264,700	100.0%	22
40	1178 El Camino Real	San Bruno	CA	Mall	Sears	50%	276,600	100.0%	13
41	4575 La Jolla Village Drive	San Diego	CA	Mall	Sears	50%	194,800	100.0%	13
42	2180 Tully Road	San Jose	CA	Mall	Sears	50%	262,500	100.0%	22
43	4015 Capitola Road	Santa Cruz	CA	Mall	Sears	50%	119,600	100.0%	10
44	200 Town Center East	Santa Maria	CA	Mall	Sears	50%	108,600	100.0%	5
45	302 Colorado Avenue	Santa Monica	CA	Shopping Center	Sears	100%	117,800	100.0%	3
46	895 Faulkner Road	Santa Paula	CA	Shopping Center	Kmart	50%	71,300	100.0%	10
47	40710 Winchester Road	Temecula	CA	Mall	Sears	50%	115,600	100.0%	10
48	145 West Hillcrest Drive	Thousand Oaks	CA	Shopping Center	Sears	50%	164,000	100.0%	11
49	3295 East Main Street	Ventura	CA	Mall	Sears	50%	178,600	100.0%	2
50	3501 South Mooney Boulevard	Visalia	CA	Shopping Center	Sears	50%	75,600	100.0%	7
51	1209 Plaza Drive	West Covina	CA	Mall	Sears	50%	142,000	100.0%	16
52	100 Westminster Mall	Westminster	CA	Mall	Sears	100%	197,900	100.0%	14
53	10785 West Colfax Avenue	Lakewood	CO	Shopping Center	Sears	50%	153,000	100.0%	8
54	1400 East 104th Avenue	Thornton	CO	Shopping Center	Kmart	50%	190,200	100.0%	25
55	850 Hartford Turnpike	Waterford	CT	Mall	Sears	50%	149,300	100.0%	11

PROPERTY INFORMATION

Wholly Owned Properties

June 30, 2016

					Sears or	Recapture	Total		Land
	Property Address	City	State	Property Type (1)	Kmart	Rights (2)(3)	GLA	Leased (4)	Acres
56	1445 New Britain Avenue	West Hartford	CT	Shopping Center	Sears	100%	202,100	100.0%	13
57	19563 Coastal Highway	Rehoboth Beach	DE	Shopping Center	Kmart	50%	122,200	100.0%	13
58	451 East Altamonte Drive	Altamonte Springs	FL	Mall	Sears	50%	214,300	100.0%	17
59	5900 Glades Road	Boca Raton	FL	Mall	Sears	50%	178,500	100.0%	19
60	303 U.S. Highway 301 Boulevard West	Bradenton	FL	Mall	Sears	50%	99,900	100.0%	15
61	7350 Manatee Avenue West	Bradenton	FL	Shopping Center	Kmart	50%	82,900	100.0%	9
62	27001 U.S. 19 North	Clearwater	FL	Mall	Sears	50%	211,700	100.0%	14
63	1625 Northwest 107th Avenue	Doral	FL	Mall	Sears	50%	212,900	100.0%	13
64	4125 Cleveland Avenue	Ft. Myers	FL	Mall	Sears	50%	146,800	100.0%	12
65	6201 West Newberry Road	Gainesville	FL	Mall	Sears	50%	140,500	100.0%	8
66	1675 West 49th Street	Hialeah	FL	Mall	Sears	50%	197,400	100.0%	8
67	1460 West 49th Street	Hialeah	FL	Shopping Center	Kmart	50%	106,400	100.0%	9
68	2211 West Vine Street	Kissimmee	FL	Shopping Center	Kmart	50%	148,900	100.0%	14
69	3800 US Highway 98 North	Lakeland	FL	Mall	Sears	50%	156,200	100.0%	12
70	1050 South Babcock Street	Melbourne	FL	Shopping Center	Sears	50%	102,600	100.0%	14
71	19505 Biscayne Boulevard	Miami	FL	Mall	Sears	100%	173,300	100.0%	12
72	20701 Southwest 112th Avenue	Miami	FL	Mall	Sears	100%	170,100	100.0%	15
73	2000 9th Street North	Naples	FL	Mall	Sears	50%	161,900	100.0%	12
74	10700 Biscayne Boulevard	North Miami	FL	Shopping Center	Kmart	100%	122,200	100.0%	11
75	3100 Southwest College Road	Ocala	FL	Mall	Sears	50%	146,200	100.0%	12
76	380 Blanding Boulevard	Orange Park	FL	Shopping Center	n/a	n/a	87,400	100.0%	9
77	3111 East Colonial Drive (7)	Orlando	FL	Mall	Sears	100%	202,000	100.0%	18
78	733 North Highway 231	Panama City	FL	Mall	Sears	50%	139,300	100.0%	15
79	7171 North Davis Highway	Pensacola	FL	Shopping Center	Sears	50%	212,300	100.0%	15
80	8000 West Broward Boulevard	Plantation	FL	Mall	Sears	50%	201,600	100.0%	18
81	8201 South Tamiami Trail	Sarasota	FL	Mall	Sears	50%	212,500	100.0%	15
82	4501 66th Street North	St. Petersburg	FL	Shopping Center	Kmart	50%	120,600	100.0%	11
83	2300 Tyrone Boulevard North	St. Petersburg	FL	Mall	Sears	100%	193,900	100.0%	14

PROPERTY INFORMATION

Wholly Owned Properties

June 30, 2016

					Sears or	Recapture	Total		Land
	Property Address	City	State	Property Type (1)	Kmart	Rights (2)(3)	GLA	Leased (4)	Acres
84	1500 Cumberland Mall Southeast	Atlanta	GA	Mall	Sears	50%	226,300	100.0%	15
85	7810 Abercorn Street	Savannah	GA	Mall	Sears	100%	167,300	100.0%	15
86	500 North Nimitz Highway (5)	Honolulu	HI	Shopping Center	n/a	n/a	76,100	100.0%	4
87	1501 Highway 169 North	Algona	IA	Shopping Center	Kmart	50%	99,300	100.0%	7
88	4600 1st Avenue Northeast	Cedar Rapids	IA	Mall	Sears	50%	146,000	100.0%	12
89	1405 South Grand Avenue	Charles City	IA	Shopping Center	Kmart	50%	96,600	100.0%	11
90	2307 Superior Street	Webster City	IA	Shopping Center	Kmart	50%	40,800	100.0%	4
91	460 North Milwaukee Street	Boise	ID	Mall	Sears	50%	123,600	100.0%	8
92	4730 West Irving Park Road	Chicago	IL	Shopping Center	Sears	50%	356,700	100.0%	6
93	1601 North Harlem Avenue	Chicago	IL	Shopping Center	Sears	50%	293,700	100.0%	7
94	5050 South Kedzie Avenue	Chicago	IL	Shopping Center	Kmart	50%	168,500	100.0%	9
95	17550 Halsted Street	Homewood	IL	Shopping Center	n/a	n/a	196,100	100.0%	19
96	3340 Mall Loop Drive	Joliet	IL	Mall	Sears	50%	204,600	100.0%	17
97	2860 South Highland Avenue	Lombard	IL	Shopping Center	n/a	n/a	139,300	100.0%	8
98	4902-5000 23rd Avenue	Moline	IL	Shopping Center	Kmart	50%	123,700	100.0%	12
99	7503 West Cermak Road	North Riverside	IL	Mall	Sears	50%	203,000	100.0%	13
100	2 Orland Square Drive	Orland Park	IL	Mall	Sears	50%	199,600	100.0%	16
101	2500 Wabash Avenue	Springfield	IL	Shopping Center	Kmart	50%	126,900	97.5%	14
102	3231 Chicago Road	Steger	IL	Shopping Center	Kmart	50%	87,400	100.0%	3
103	3101 Northview Drive	Elkhart	IN	Shopping Center	Kmart	50%	86,500	100.0%	8
104	4201 Coldwater Road (7)	Ft. Wayne	IN	Mall	Sears	50%	227,600	100.0%	15
105	101 West Lincoln Highway	Merrillville	IN	Shopping Center	Kmart	50%	173,100	85.0%	17
106	4820 South 4th Street Trafficway	Leavenworth	KS	Shopping Center	Kmart	50%	83,600	100.0%	9
107	9701 Metcalf Avenue	Overland Park	KS	Shopping Center	Sears	50%	223,200	100.0%	19
108	3010 Fort Campbell Boulevard	Hopkinsville	KY	Shopping Center	Kmart	50%	93,000	80.9%	13
109	2815 West Parrish Avenue	Owensboro	KY	Shopping Center	Kmart	50%	68,300	100.0%	5
110	5101 Hinkleville Road	Paducah	KY	Mall	Sears	50%	108,200	100.0%	9
111	133 Monarch Drive	Houma	LA	Shopping Center	Kmart	50%	101,400	100.0%	9

PROPERTY INFORMATION

Wholly Owned Properties

June 30, 2016

					Sears or	Recapture	Total		Land
	Property Address	City	State	Property Type (1)	Kmart	Rights (2)(3)	GLA	Leased (4)	Acres
112	5715 Johnston Street	Lafayette	LA	Mall	Sears	50%	194,900	100.0%	16
113	900 East Admiral Doyle Drive	New Iberia	LA	Shopping Center	Kmart	50%	91,700	100.0%	12
114	200 Grossman Drive (5)	Braintree	MA	Shopping Center	n/a	n/a	89,300	90.3%	34
115	1325 Broadway	Saugus	MA	Mall	Sears	50%	210,500	100.0%	16
116	15700 Emerald Way (5)	Bowie	MD	Shopping Center	Sears	50%	131,500	100.0%	11
117	126 Shawan Road	Cockeysville	MD	Shopping Center	Sears	50%	165,900	100.0%	12
118	3207 Solomons Island Road	Edgewater	MD	Shopping Center	Kmart	50%	117,200	100.0%	14
119	17318 Valley Mall Road (5)	Hagerstown	MD	Mall	Sears	50%	122,700	100.0%	12
120	417 Main Street	Madawaska	ME	Shopping Center	Kmart	50%	49,700	100.0%	2
121	2355 US Highway 23 South	Alpena	MI	Shopping Center	Kmart	50%	118,200	100.0%	12
122	1250 Boardman-Jackson Crossing	Jackson	MI	Shopping Center	Sears	50%	152,700	100.0%	15
123	2100 Southfield Road	Lincoln Park	MI	Shopping Center	Sears	50%	301,700	100.0%	17
124	1560 US 31 South	Manistee	MI	Shopping Center	Kmart	50%	94,600	100.0%	12
125	32123 Gratiot Avenue	Roseville	MI	Mall	Sears	50%	385,400	100.0%	21
126	2760 I-75 Business Spur	Sault Ste. Marie	MI	Shopping Center	Kmart	50%	92,700	100.0%	11
127	22801 Harper Avenue	St. Clair Shores	MI	Shopping Center	Kmart	100%	122,200	100.0%	11
128	300 West 14 Mile Road	Troy	MI	Mall	Sears	50%	402,600	100.0%	30
129	3100 Washtenaw Road	Ypsilanti	MI	Shopping Center	n/a	n/a	99,400	100.0%	12
130	14250 Buck Hill Road	Burnsville	MN	Mall	Sears	50%	167,400	100.0%	15
131	1305 Highway 10 West	Detroit Lakes	MN	Shopping Center	Kmart	50%	87,100	100.0%	15
132	3001 White Bear Avenue North	Maplewood	MN	Mall	Sears	50%	174,900	100.0%	14
133	425 Rice Street	St. Paul	MN	Shopping Center	Sears	100%	217,900	100.0%	17
134	11 South Kingshighway Street	Cape Girardeau	MO	Shopping Center	Kmart	50%	82,600	100.0%	6
135	1 Flower Valley Shopping Center	Florissant	MO	Shopping Center	Kmart	50%	119,000	100.0%	11
136	2304 Missouri Boulevard	Jefferson City	MO	Shopping Center	Kmart	50%	97,100	100.0%	10
137	3700 South Campbell Avenue	Springfield	MO	Shopping Center	n/a	n/a	112,900	100.0%	8
138	2308 Highway 45 North	Columbus	MS	Shopping Center	Kmart	50%	166,700	71.9%	18
139	3180 Highway 2 West	Havre	MT	Shopping Center	Kmart	50%	94,700	100.0%	9

PROPERTY INFORMATION

Wholly Owned Properties

June 30, 2016

					Sears or	Recapture	Total		Land
	Property Address	City	State	Property Type (1)	Kmart	Rights (2)(3)	GLA	Leased (4)	Acres
140	1 South Tunnel Road	Asheville	NC	Mall	Sears	50%	240,700	100.0%	16
141	545 Concord Parkway North	Concord	NC	Shopping Center	Kmart	50%	171,300	100.0%	26
142	1302 Bridford Parkway	Greensboro	NC	Shopping Center	n/a	n/a	173,300	99.0%	16
143	120th Avenue Southeast	Minot	ND	Shopping Center	Kmart	50%	110,400	100.0%	13
144	4700 2nd Avenue	Kearney	NE	Shopping Center	Kmart	50%	86,500	100.0%	8
145	1500 South Willow Street	Manchester	NH	Mall	Sears	50%	144,100	100.0%	11
146	310 Daniel Webster Highway	Nashua	NH	Mall	Sears	50%	167,100	100.0%	7
147	50 Fox Run Road	Portsmouth	NH	Mall	Sears	50%	127,000	100.0%	13
148	77 Rockingham Park Boulevard	Salem	NH	Mall	Sears	50%	206,500	100.0%	14
149	1500 Highway 35	Middletown	NJ	Shopping Center	Sears	100%	191,200	100.0%	23
150	1640 Route 22	Watchung	NJ	Shopping Center	Sears	100%	262,900	100.0%	19
151	50 Route 46 (5)	Wayne	NJ	Mall	Sears	50%	327,300	100.0%	26
152	1205 East Pine Street	Deming	NM	Shopping Center	Kmart	50%	96,600	100.0%	10
153	3000 East Main Street	Farmington	NM	Shopping Center	Kmart	50%	90,700	100.0%	11
154	2220 North Grimes Street	Hobbs	NM	Shopping Center	Kmart	50%	88,900	100.0%	8
155	10405 South Eastern Avenue	Henderson	NV	Shopping Center	Kmart	50%	143,900	100.0%	12
156	4000 Meadows Lane	Las Vegas	NV	Mall	Sears	50%	150,200	100.0%	11
157	5400 Meadowood Mall Circle	Reno	NV	Mall	Sears	50%	198,800	100.0%	3
158	1425 Central Avenue (5)	Albany	NY	Mall	Sears	50%	305,600	100.0%	21
159	4155 State Route 31	Clay	NY	Mall	Sears	50%	146,500	100.0%	12
160	4000 Jericho Turnpike	East Northport	NY	Shopping Center	Sears	50%	195,300	100.0%	18
161	195 North Broadway	Hicksville	NY	Shopping Center	Sears	100%	362,600	100.0%	30
162	601 Harry L Drive	Johnson City	NY	Mall	Sears	50%	155,100	100.0%	11
163	2801 West State Street	Olean	NY	Shopping Center	Kmart	50%	118,000	100.0%	13
164	317 Greece Ridge Center Drive	Rochester	NY	Mall	Sears	50%	128,500	100.0%	15
165	171 Delaware Avenue	Sidney	NY	Shopping Center	Kmart	50%	94,400	100.0%	19
166	200 Eastview Mall	Victor	NY	Mall	Sears	50%	123,000	100.0%	14
167	600 Lee Boulevard	Yorktown Heights	NY	Mall	Sears	50%	160,000	100.0%	12

PROPERTY INFORMATION

Wholly Owned Properties

June 30, 2016

					Sears or	Recapture	Total		Land
	Property Address	City	State	Property Type (1)	Kmart	Rights (2)(3)	GLA	Leased (4)	Acres
168	4100 Belden Village Avenue Northwest	Canton	OH	Mall	Sears	50%	219,400	100.0%	19
169	2000 Brittain Road	Chapel Hill	OH	Mall	Sears	50%	196,300	100.0%	21
170	2700 Miamisburg Centerville Road	Dayton	OH	Mall	Sears	50%	192,500	100.0%	16
171	1005 East Columbus Street	Kenton	OH	Shopping Center	Kmart	50%	96,100	100.0%	11
172	502 Pike Street	Marietta	OH	Shopping Center	Kmart	50%	87,500	100.0%	7
173	7875 Johnnycake Ridge Road	Mentor	OH	Mall	Sears	50%	219,100	100.0%	20
174	6950 West 130th Street	Middleburg Heights	OH	Shopping Center	Sears	50%	359,000	100.0%	15
175	1447 North Main Street	North Canton	OH	Shopping Center	Kmart	50%	87,100	100.0%	9
176	555 South Avenue	Tallmadge	OH	Shopping Center	Kmart	50%	84,200	100.0%	8
177	3408 West Central Avenue	Toledo	OH	Shopping Center	Sears	50%	218,700	100.0%	11
178	4 East Shawnee Road	Muskogee	OK	Shopping Center	Kmart	50%	87,500	100.0%	10
179	4400 South Western Avenue	Oklahoma City	OK	Shopping Center	Sears	50%	173,700	100.0%	24
180	3132 East 51st Street	Tulsa	OK	Shopping Center	n/a	n/a	87,200	100.0%	9
181	1180 Southeast 82nd Avenue	Happy Valley	OR	Mall	Sears	50%	144,300	100.0%	12
182	2640 West 6th Street	The Dalles	OR	Shopping Center	Kmart	50%	87,100	100.0%	8
183	1180 Walnut Bottom Road	Carlisle	PA	Shopping Center	Kmart	50%	117,800	100.0%	3
184	3975 Columbia Avenue	Columbia	PA	Shopping Center	Kmart	50%	86,700	100.0%	8
185	160 North Gulph Road, Suite 4000 (6)	King Of Prussia	PA	Mall	n/a	n/a	210,900	97.6%	14
186	1745 Quentin Road	Lebanon	PA	Shopping Center	Kmart	50%	117,200	100.0%	15
187	100 Cross Roads Plaza	Mount Pleasant	PA	Shopping Center	Kmart	50%	83,500	100.0%	10
188	400 North Best Avenue	Walnutport	PA	Shopping Center	Kmart	50%	121,200	100.0%	16
189	1094 Haines Road	York	PA	Shopping Center	Kmart	50%	82,000	100.0%	6
190	PR 167 & Las Cumbres	Bayamon	PR	Shopping Center	Kmart	50%	115,200	100.0%	10
191	400 Calle Betances	Caguas	PR	Mall	Sears	50%	138,700	100.0%	8
192	Avenue 65 Infanteria	Carolina	PR	Mall	Sears	50%	198,000	100.0%	11
193	Martinez Nadal Avenue (PR-20), Km 3.4	Guaynabo	PR	Shopping Center	Kmart	50%	217,300	93.5%	18
194	PR Road 2, Km 149.5	Mayaguez	PR	Shopping Center	Kmart	50%	118,200	100.0%	13
195	2643 Ponce Bypass	Ponce	PR	Shopping Center	Kmart	50%	126,900	100.0%	9

PROPERTY INFORMATION

Wholly Owned Properties

June 30, 2016

					Sears or	Recapture	Total		Land
	Property Address	City	State	Property Type (1)	Kmart	Rights (2)(3)	GLA	Leased (4)	Acres
196	650 Bald Hill Road	Warwick	RI	Shopping Center	Sears	50%	246,100	100.0%	20
197	3801B Clemson Boulevard	Anderson	SC	Shopping Center	Kmart	50%	118,800	100.0%	12
198	7801 Rivers Avenue	Charleston	SC	Mall	Sears	50%	138,900	100.0%	14
199	2302 Cherry Road	Rock Hill	SC	Shopping Center	Kmart	50%	89,300	100.0%	12
200	3020 West 12th Street	Sioux Falls	SD	Shopping Center	Kmart	50%	72,500	100.0%	6
201	2800 North Germantown Parkway	Cordova	TN	Mall	Sears	50%	160,900	100.0%	12
202	4570 Poplar Avenue (5)	Memphis	TN	Shopping Center	n/a	n/a	135,200	32.0%	11
203	12625 North Interstate Highway 35	Austin	TX	Shopping Center	Sears	50%	172,000	100.0%	25
204	3450 West Camp Wisdom Road	Dallas	TX	Mall	Sears	50%	205,300	100.0%	13
205	9484 Dyer Street	El Paso	TX	Shopping Center	Kmart	50%	112,100	100.0%	11
206	300 Baybrook Mall	Friendswood	TX	Mall	Sears	50%	166,000	100.0%	13
207	1129 Morgan Boulevard	Harlingen	TX	Shopping Center	Kmart	50%	91,700	100.0%	7
208	303 Memorial City	Houston	TX	Mall	Sears	50%	218,600	100.0%	20
209	12605 North Gessner Road	Houston	TX	Shopping Center	n/a	n/a	134,000	100.0%	11
210	6301 Northwest Loop 410	Ingram	TX	Mall	Sears	50%	168,400	100.0%	12
211	2501 Irving Mall	Irving	TX	Mall	Sears	50%	176,900	100.0%	18
212	201 Central Park Mall (6)	San Antonio	TX	Shopping Center	Sears	50%	221,900	100.0%	15
213	4000 North Shepherd	Shepherd	TX	Shopping Center	Sears	50%	201,700	100.0%	12
214	13131 Preston Road	Valley View	TX	Mall	Sears	100%	235,000	100.0%	23
215	9570 Southwest Freeway	Westwood	TX	Shopping Center	Sears	50%	215,000	100.0%	18
216	2010 North Main Street	Layton	UT	Shopping Center	Kmart	50%	174,800	86.3%	14
217	7453 South Plaza Center Drive (7)	West Jordan	UT	Shopping Center	Sears	50%	205,500	100.0%	12
218	5901 Duke Street	Alexandria	VA	Mall	Sears	50%	262,100	100.0%	18
219	1401 Greenbrier Parkway	Chesapeake	VA	Mall	Sears	50%	169,400	100.0%	15
220	12000 Fair Oaks Mall (5)	Fairfax	VA	Mall	Sears	50%	225,800	100.0%	15
221	5200 Mercury Boulevard Suite 100	Hampton	VA	Shopping Center	Sears	50%	245,000	100.0%	16
222	4588 Virginia Beach Boulevard	Virginia Beach	VA	Mall	Sears	50%	197,300	100.0%	14
223	141 West Lee Highway	Warrenton	VA	Shopping Center	Sears	50%	121,000	100.0%	9

PROPERTY INFORMATION

Wholly Owned Properties

June 30, 2016

					Sears or Kmart	Recapture	Total GLA		Land Acres
	Property Address	City	State	Property Type (1)		Rights (2)(3)		Leased (4)
224	2200 148th Avenue Northeast	Redmond	WA	Shopping Center	Sears	50%	274,900	100.0%	15
225	8800 Northeast Vancouver Mall Drive	Vancouver	WA	Mall	Sears	50%	129,600	100.0%	10
226	2304 East Nob Hill Boulevard	Yakima	WA	Shopping Center	Kmart	50%	117,300	82.9%	14
227	5200 South 76th Street	Greendale	WI	Mall	Sears	50%	238,400	100.0%	21
228	53 West Towne Mall (7)	Madison	WI	Mall	Sears	50%	138,300	100.0%	18
229	1425 East Bus Highway 151	Platteville	WI	Shopping Center	Kmart	50%	94,800	100.0%	10
230	1701 4th Avenue West	Charleston	WV	Shopping Center	Kmart	50%	105,600	100.0%	10
231	731 Beverly Pike	Elkins	WV	Shopping Center	Kmart	50%	99,600	95.3%	8
232	101 Great Teays Boulevard	Scott Depot	WV	Shopping Center	Kmart	50%	89,800	100.0%	8
233	4000 East 2nd Street	Casper	WY	Shopping Center	Kmart	50%	91,400	100.0%	8
234	2150 South Douglas Highway	Gillette	WY	Shopping Center	Kmart	50%	94,600	100.0%	10
235	1960 North Federal Boulevard	Riverton	WY	Shopping Center	Kmart	50%	94,800	100.0%	9

	Total – Wholly Owned Properties						36,945,000	99.2%	3,004

(1)	Company classification. Mall properties are attached to regional malls; Shopping Center properties include properties attached, within or adjacent to neighborhood shopping or power centers, as well as freestanding properties.
(2)	Properties with 50% recapture rights are subject to the Company’s right to recapture approximately 50% of the space within a store (subject to certain exceptions). In addition, the Company has the right to recapture any automotive care centers which are free-standing or attached as “appendages” to the stores and all outparcels or outlots, as well as certain portions of parking areas and common areas.
(3)	In addition to the 50% recapture rights described above, properties with 100% recapture rights are subject to the Company’s right to recapture the entire space within a store for a specified fee.
(4)	Based on signed leases as of June 30, 2016.
(5)	The Company exercised its recapture rights for this property during or prior to the quarter ended June 30, 2016.
(6)	Property is subject to a ground lease.
(7)	The Company submitted a recapture notice for this property subsequent to June 30, 2016.

DISCLOSURES

Non-GAAP Measures

The Company makes reference to NOI, Total NOI, EBITDA, Adjusted EBITDA, FFO and Company FFO which are financial measures that include adjustments to accounting principles generally accepted in the United States (“GAAP”).

None of Total NOI, EBITDA, Adjusted EBITDA, FFO or Company FFO, are measures that (i) represent cash flow from operations as defined by GAAP; (ii) are indicative of cash available to fund all cash flow needs, including the ability to make distributions; (iii) are alternatives to cash flow as a measure of liquidity; or (iv) should be considered alternatives to net income (which is determined in accordance with GAAP) for purposes of evaluating the Company’s operating performance. Reconciliations of these measures to the respective GAAP measures we deem most comparable have been provided in the tables accompanying this press release.

Net Operating Income (“NOI”) and Total NOI

NOI is defined as income from property operations less property operating expenses. The Company believes NOI provides useful information regarding Seritage, its financial condition, and results of operations because it reflects only those income and expense items that are incurred at the property level.

The Company also uses Total NOI, which includes its proportional share of unconsolidated properties. This form of presentation offers insights into the financial performance and condition of the Company as a whole given the Company’s ownership of unconsolidated properties that are accounted for under GAAP using the equity method. The Company also considers Total NOI to be a helpful supplemental measure of its operating performance because it excludes from NOI items such as straight-line rent, and amortization of intangibles resulting from acquisition accounting.

Earnings Before Interest Expense, Income Tax, Depreciation, and Amortization (“EBITDA”) and Adjusted EBITDA

EBITDA is defined as NOI less administrative expenses and other operational items. The Company believes EBITDA provides useful information to investors regarding its results of operations because it removes the impact of its capital structure (primarily interest expense) and its asset base (primarily depreciation and amortization). The Company also believes the use of EBITDA facilitates comparisons between the Company and other equity REITs, retail property owners who are not REITs, and other capital-intensive companies.

The Company also considers Adjusted EBITDA to be a helpful supplemental measure of its operating performance because it excludes from EBITDA certain other non-cash and non-comparable items that the Company does not believe are representative of ongoing operating results.

Funds From Operations (“FFO”) and Company FFO

FFO is calculated in accordance with the National Association of Real Estate Investment Trusts (“NAREIT”), which defines FFO as net income computed in accordance with GAAP, excluding gains (or losses) from property sales, real estate related depreciation and amortization, and impairment charges on depreciable real estate assets. The Company considers FFO a helpful supplemental measure of the operating performance for equity REITs and a complement to GAAP measures because it is a recognized measure of performance by the real estate industry.

The Company makes certain adjustments to FFO, which it refers to as Company FFO, to account for certain non-cash and non-comparable items, such as loss on interest rate cap, acquisition-related expenses, and up-front-hiring and personnel costs, that it does not believe are representative of ongoing operating results. The Company previously referred to this metric as Normalized FFO and the calculation remains the same.

DISCLOSURES

Forward-Looking Statements

This document contains forward-looking statements, which are based on the current beliefs and expectations of management and are subject to significant risks, assumptions and uncertainties that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by these forward-looking statements. Factors that could cause or contribute to such differences include, but are not limited to: competition in the real estate and retail industries; our substantial dependence on Sears Holdings Corporation; Sears Holdings Corporation’s termination and other rights under its master lease with us; risks relating to our recapture and acquisition of properties and redevelopment activities; contingencies to the commencement of rent under leases; the terms of our indebtedness; restrictions with which we are required to comply in order to maintain REIT status and other legal requirements to which we are subject; and our lack of operating history. For additional discussion of these and other applicable risks, assumptions and uncertainties, see the “Risk Factors” and forward-looking statement disclosure contained in filings with the Securities and Exchange Commission. While we believe that our forecasts and assumptions are reasonable, we caution that actual results may differ materially. We intend the forward-looking statements to speak only as of the time made and do not undertake to update or revise them as more information becomes available, except as required by law.

Seritage Growth Properties

489 Fifth Avenue | New York, NY 10017

212-355-7800 | www.seritage.com